Supplement Dated September 17, 2008

PRIMARY FUND

of The Reserve Fund

The following disclosure updates the section entitled “How to Sell Shares” in the Prospectus.

Effective September 17, 2008 and until further notice, proceeds from a redemption request will be transmitted to a shareholder no later than the seventh calendar day after the receipt of the redemption request in good order.  Shares do not earn dividends on the day the redemption is processed, regardless of the time the order is received.

The seven-day redemption period will not apply to debit card transactions, Automated Clearinghouse transactions or check transactions written against your account in connection with the Fund provided that any such shareholder transaction or multiple transactions by the same account holder does not exceed $10,000.

The following disclosure updates the section entitled “How to Buy Shares - Calculation of Net Asset Value” in the Prospectus.

Effective September 17, 2008, the Fund will price its shares once a day at 5:00 p.m. Eastern Time.  This will now be the Fund’s cut-off time.

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This updated disclosure only concerns the Primary Fund. Any contrary disclosure in the Prospectus in connection with the Fund should be ignored.

Shareholders should retain this Supplement for future reference.